                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 5, 2002
                                                 ------------------------------


                               NEON Systems, Inc.
                --------------------------- -------------------
             (Exact name of registrant as specified in its charter)

 Delaware                            0-25457                       76-0345839
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

   14100 Southwest Freeway, Suite 500, Sugar Land, Texas             77478
-------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (281) 491-4200
                                                   ----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On December 6, 2002, NEON Systems, Inc. issued a press release announcing that we had set the date for our annual meeting of stockholders for February 4, 2003 and that the record date would be December 11, 2002. In addition, we further announced that on December 5, 2002, the Board of Directors had voted to expand the Board of Directors by two positions, increasing the Board from eight directors to ten directors. The Board of Directors appointed Loretta Cross and David F. Cary to fill the two new positions on the Board of Directors to serve until their class of directors was to be voted upon at the
Annual   Meeting   scheduled  for  February  4,  2003.  The  following is the biographical information concerning NEON's two new directors:

         Loretta Cross, age 46, was appointed to the Board of Directors as a Class III director and as a member of the Audit Committee on December 5, 2002. Ms. Cross is currently a Senior Managing Director of FTI Consulting, Inc., a publicly held financial consulting firm. From 1991 to August 30, 2002, Ms. Cross served as a Partner with PricewaterhouseCoopers, LLP. Before joining PricewaterhouseCoopers LLP, Ms. Cross was with Ernst & Young LLP and Touche Ross & Co. LLP. Since January 1, 2002, Ms. Cross has served as a director of the Texas Gulf Coast Lupis Foundation, a non-profit organization. Ms. Cross is a Certified Public Accountant and holds a B.B.A. in accounting from University of Texas at Austin.

         David F. Cary, age 45, was appointed to the Board of Directors as a Class III director and as a member of the Audit Committee on December 5, 2002. Mr. Cary currently serves as a special advisor to a number of early stage software companies. From 1992 to the 1999, Mr. Cary served as Chief
Financial Officer of i2 Technologies, Inc., a publicly-held global software company specializing in value chain management solutions. Mr. Cary is a Certified Public Accountant and holds a B.S. in accounting from San Francisco State University and an M.B.A. from Southern Methodist University.

         The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1     Press Release dated December 6, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2002                              NEON SYSTEMS, INC.

                                                     /s/ Brian D. Helman
                                                     ---------------------------
                                                     Brian D. Helman
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS


         Exhibit
         Number            Description of Document
         --------          -----------------------

         99.1              Press Release dated December 6, 2002.